SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 25, 2006

(Date of Report)

March 13, 2006

(Date of Earliest Event Reported)

Claremont Technologies Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	000-50240 Commission File Number	98-0338263 (IRS Employer I.D. No.)

1100 - 1200 West 73rd Ave.

Vancouver, B.C V6P 6G5

(Address of Principal Executive Offices)

(604) 267-7032

(Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 BANKRUPTCY DISMISSALS

On April 18, 2006, the Bankruptcy Court for the District of Nevada entered an order dismissing our Chapter 11 bankruptcy case, based upon a joint motion to dismiss the case and a joint motion to approve a global settlement with our creditors. We are anxious to put this behind us and to focus on business initiatives to create value for our company and shareholders.

SIGNATURES

In accordance with the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLAREMONT TECHNOLOGIES CORP.

DATE: April 25, 2006	By:	/s/ Gus Rahim
Gus Rahim
President, Director

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